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                                                                    EXHIBIT 10.1

                           KORN/FERRY INTERNATIONAL

                       AMENDMENT TO EMPLOYMENT AGREEMENT

     This Amendment (this "Amendment") is entered into as of December 1, 2001, by and between KORN/FERRY INTERNATIONAL, a Delaware corporation with its principal offices in Los Angeles, California (the "Company"), and PAUL C. REILLY, an individual ("Executive").

     WHEREAS, the Company and Executive have entered into an Employment Agreement dated as of May 24, 2001, as supplemented by the letter dated June 6, 2001 (the "Agreement");

     WHEREAS, the Company and Executive desire to amend the Agreement as set forth herein;

     NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is mutually agreed by the parties as follows:

          1.   Fiscal 2002 Bonus.  Section 4(b) of the Agreement is hereby
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amended by replacing the last sentence with the following two sentences:

          For the fiscal year ended April 30, 2002, the minimum amount that shall be payable to Executive as a cash incentive award under this Section shall be $1,000,000, of which $500,000 shall be payable on April 30, 2002 and $500,000 shall be payable on December 31, 2002. Any such annual cash incentive award shall be considered earned only if Executive is employed by the Company as of the last day of the fiscal year to which the award applies and shall not be dependent on employment thereafter.

          2.   Further Assurances. Each of the Company and Executive agrees to
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take promptly all actions necessary, proper or advisable or as the other may reasonably request to fully carry out the intent and purpose of this Amendment and the Agreement.

          3.   Agreement.  Except as otherwise provided herein, the Agreement
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remains in full force and effect.
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     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.


                                        The Company:

                                        KORN/FERRY INTERNATIONAL

                                        By:  /s/ Peter L. Dunn
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                                        Name:  Peter L. Dunn
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                                        Title:  General Counsel
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                                        Executive:

                                        /s/ Paul C. Reilly
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                                        Paul C. Reilly

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